Exhibit 99.1

                            HYPERDYNAMICS CORPORATION
                             AUDIT COMMITTEE CHARTER

PURPOSE

Hyperdynamics Corporation (the "Company") recognizes the importance of independent and objective oversight of our financial accounting, internal control, and financial reporting functions. We consider legal requirements to be minimal standards; as such it is our goal to endeavor to implement continuous improvement in the overall quality of our accounting and financial reporting processes. Accordingly, the Company maintains an Audit Committee as a standing committee. The Audit Committee will generally assist the Board of Directors in the following tasks:

     - providing independent oversight of our accounting and financial reporting processes;
     - providing independent oversight of our relationship with our independent auditing firm, including evaluation of its qualifications, independence, and performance; and
     - assuring compliance with legal and regulatory requirements relevant to our financial reporting.

COMPOSITION AND MEETINGS

     -    Membership. Each Audit Committee member shall be a member of the Board
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          of  Directors  in  good standing. The Board will elect Audit Committee members to serve yearly terms. Members shall serve until their successors are duly elected and qualified. The Board may remove members from the Audit Committee by majority vote, with or without cause.
     -    Independence.  While Hyperdynamics remains a small business issuer (as
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          defined  by  the  U.S.  Securities and Exchange Commission ("SEC")), a
          majority of the members of the Audit Committee shall be "independent" according to the definitions provided for by the rules of the SEC and the American Stock Exchange ("AMEX").
     -    Number.  The  Audit Committee shall initially be comprised of at least
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          two (2) members. Our goal will be to enlarge the committee to at least three (3) members in accordance with timetables permitted under the Securities and Exchange Commission and the AMEX transition rules for small businesses.
     -    Financial  Literacy.  Each Audit Committee member shall be financially
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          literate  at  the  time of his or her appointment: that is, the member can read and understand a company's basic set of financial statements, which includes the balance sheet, income statement, cash flow statement, and footnotes.
     -    Financial  Expert. At least one member of the Audit Committee shall be
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          financially  sophisticated  in accordance with SEC rules applicable to financial  experts  and  AMEX  rules.
     -    Chair.  If  the  Board  does  not elect the Audit Committee chair, the
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          Audit Committee membership may designate a chair by majority vote.


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     -    Meetings.  The Audit Committee shall meet at least quarterly. Meetings
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          may  be  conducted  in  person,  by  conference  call,  or using video conferencing. Additional meetings may be conducted as frequently as the members deem necessary.
     -    Compensation.  The Board of Directors shall determine the compensation
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          for  Audit  Committee  members. No Audit Committee member may receive, directly or indirectly, compensation other than for directors' and board committee fees.

OVERSIGHT OF THE ANNUAL AUDIT AND THE INDEPENDENT AUDITOR.

     -    Selection.  The  Audit  Committee  shall  have  the  sole authority to
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          appoint  or  to  retain  the  independent  auditor  and to oversee the auditor's  work  on  the annual audit and quarterly reviews. The Audit
          Committee must approve any proposed discharge of the auditor by a majority vote.
     -    Compensation. The Audit Committee shall be directly responsible to set
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          the  compensation  of  and  to  direct  the payment of the independent auditor  for  audit  services.
     -    Pre-approval.  The  Audit  Committee  shall  pre-approve any non-audit
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          services that the independent auditor may perform.
     -    Independence.  The  Audit  Committee  shall  evaluate  the independent
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          auditor's  independence  at  least annually and more frequently as the need arises. Such evaluation includes ensuring that it receives from the auditor a written communication outlining all relationships between the auditor and Hyperdynamics, including the disclosures required by Independence Standards Board Standard No. 1. The Committee must enter into an active dialogue with the auditor regarding any relationships that may impair, or have the appearance of impairing, the auditor's objectivity or independence.
     -    Oversight.  The  Audit  Committee  shall  monitor  and  evaluate  the
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          independent  auditor's  performance. The auditor shall report directly to the Audit Committee and not to management. In connection with the oversight role, the Committee will, as appropriate:

          1) Resolve differences that arise between management and the independent auditor; and

          2) Obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934 regarding:

               -    critical  accounting  policies  and  practices;

               - alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

               - other material written communications between the independent auditor and Company management.


OVERSIGHT OF ACCOUNTING AND FINANCIAL REPORTING PROCESSES.

     -    Discussion  of  reports.  The Audit Committee shall review and discuss
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          the  quarterly  financial reports and the annual report, including the
          Management  Discussion  and


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          Analysis,  with  the  Company's management and the independent auditor prior to the submission of any report to the SEC. The Audit Committee shall review and discuss with management and with the auditor, if deemed necessary by the Audit Committee, all other financial information  that  is  relayed  to  the  public prior to its filing or dissemination. This category of information includes but is not limited to, current reports on Form 8-K, earnings releases and press releases containing information relevant to financial or accounting matters.
     -    Internal  controls.  The  Audit  Committee  shall  initiate  regular
          ------------------
          communication with management and with the independent auditor regarding the adequacy of the Company's accounting procedures, internal controls, and disclosure controls. The Audit Committee shall periodically discuss the adequacy of such controls and the integrity of the financial reporting process separately with each of the independent auditor and with management.
     -    Complaints. The Audit Committee shall establish procedures relating to
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          the  receipt,  consideration,  and disposition of complaints regarding accounting, internal controls, or auditing matters and for the retention of records relating to such complaints. The procedures shall include a provision for anonymous reporting from employees relating to accounting, auditing, and/or financial reporting concerns.
     -    Related  Party  Transactions.  The  Audit  Committee  shall review and
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          approve  all related-party transactions prior to their occurrence. The
          Audit Committee may not grant approval of transactions after they have become effective.
     -    Advisors.  The  Audit  Committee  shall  have  the authority to engage
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          independent  legal counsel and other advisors and consultants it deems necessary  to  discharge  its  duties.

SELF-EVALUATION
     -    Budget. The Audit Committee shall prepare an annual budget, which will
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          be  funded  by  the  Company,  providing  for  the compensation of the auditor and other advisors, for the costs of administering complaints regarding accounting and auditing matters, and for other costs associated with discharging its duties. The Audit Committee shall authorize the expenditures associated with this budget in its sole discretion.
     -    Charter.  The  Audit  Committee  shall review this Charter annually to
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          consider  its  continued  adequacy.

OTHER
     -    Reports.  The Audit Committee shall prepare any other reports required
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          by the Company including reports required for any proxy statement that provides  for  the  election  of  directors.
     -    Investigations.  The  Audit  Committee  may  conduct  or  authorize
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          investigations  into  any  matter  within  the  scope  of  its responsibilities as it shall deem appropriate. In conjunction with such investigation, the Audit Committee has the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.
     -    Other.  The  Audit Committee shall perform other functions that may be
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          delegated  by  the Company's Bylaws or Board of Directors, or that may be  required  by  law.


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